UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 26, 2014

CHROMADEX CORP.
 (Exact name of registrant as specified in its charter)

Delaware	000-53290	26-2940963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10005 Muirlands Boulevard, Suite G, Irvine, California, 92618
(Address of principal executive offices, including zip code)

(949) 419-0288
 (Registrant's telephone number, including area code)

Copies to:
Harvey Kesner, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01        COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

    On November 26, 2014, ChromaDex Corporation, a Delaware corporation (the “Company”), pursuant to a Transfer and Notice of Conversion, assigned 108,676 of its 670,658 series I preferred shares (the “Preferred Shares”) of NutriSci International, Inc. (“NS”) to Alpha Capital Anstalt and 10,868 Preferred Shares to Palladium Capital Advisors, LLC. The Transfer and Notice of Conversion amended that certain Assignment and Escrow Agreement by and among the Company, Alpha Capital Anstalt NS, Britlor Health and Wellness, Inc. and Grushko & Mittman, P.C., effective as of December 27, 2013, to allow for such assignments. Also on November 26, 2014, the Company converted its remaining 551,114 Preferred Shares into 2,204,456 Class A common shares of NS (the “Common Shares”) and sold the 2,204,456 Common Shares to Emprise Capital Corporation for a purchase price of $749,514.80 pursuant to the terms of a Share Transfer Agreement.

    The assignments and sale described above occurred immediately prior to the consummation of an agreement between NS and Disani Capital Corp. (“Disani”) pursuant to which Disani acquired NS (the “Amalgamation”).  Upon the closing of the Amalgamation, Alpha Capital Anstalt, Palladium Capital Advisors, LLC and Emprise Capital Corporation, as the new holders of NS securities, were entitled to receive an aggregate of 4,560,474 units of Disani securities.

    The foregoing is a summary of the material terms of the Transfer and Notice of Conversion and the Share Transfer Agreement and does not purport to be complete. These agreements shall be attached as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2015 and you should read them in their entirety.

ITEM 7.01        REGULATION FD DISCLOSURE

    On December 3, 2014, the Company issued a press release announcing, among other things, the disposition of the NS securities.  A copy of the press release is appended hereto as Exhibit 99.1 and is incorporated herein by reference.

    The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as expressly set forth in such filing.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)        Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 3, 2014

CHROMADEX CORP.
By:	/s/ Frank L. Jaksch Jr.
Name:	Frank L. Jaksch Jr
Title:	Chief Executive Officer
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